UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) November 30, 2015 (September 24, 2015)

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	001-31568	04-2619298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS	02134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In a Current Report on Form 8-K (the “Original Report”) filed by New England Realty Associates Limited Partnership (“NERA” or the “Partnership”) with the Securities and Exchange Commission on September 24, 2015, the Partnership reported the completion of the following acquisition:

On August 27, 2015, the Residences at Captain Parker, LLC (“Captain Parker”), a Massachusetts limited liability company whose manager is New Real, Inc. (“New Real”), the general partner of New England Realty Associates Limited Partnership (the “Partnership” or “NERA”) entered into a purchase and sale agreement (the “Purchase Agreement”) with Avalon II Massachusetts Value I, L.P., a Delaware limited partnership (the “Seller”) to acquire Captain Parker Arms, a 94 unit apartment complex located at 7 Captain Parker Arms, Lexington, Massachusetts (the “Property”), for a purchase price of $31.6 million. Captain Parker’s sole member is New England Realty Associates Limited Partnership.

On September 18, 2015, the Partnership closed on the Purchase and Sale contract and acquired the property. The Partnership borrowed $25,000,000 from its outstanding line of credit with KeyBank, N.A. and the balance from the Partnership’s cash reserves to purchase the property. The Partnership filed a Current Report on Form 8-K on September 24, 2015 (the “Form 8-K”) to report, among other things, the completion of the transaction discussed above.  The Partnership hereby amends the Form 8-K to include in Item 9.01 thereof required financial statements and pro forma financial information.

Financial Statements and Exhibits

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    FINANCIAL STATEMENTS OF PROPERTY ACQUIRED — CAPTAIN PARKER ARMS, LEXINGTON, MASSACHUSETTS

Report of Independent Auditors

Statement of Revenue and Certain Expenses for the Year ended December 31, 2014 and the unaudited Statement of Revenue and Certain Expenses for the Period January 1, 2015 through September 18, 2015 (the date of acquisition)

Notes to Statement of Revenue and Certain Expenses for the Year ended December 31, 2014 and the unaudited Statement of Revenue and Certain Expenses for the Period January 1, 2015 through September 18, 2015 (the date of acquisition)

(b)    UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015 — not required

Unaudited Pro Forma Consolidated Income Statement for the Nine Months Ended September 30, 2015

Unaudited Pro Forma Consolidated Income Statement for the Year Ended December 31, 2014

Notes to Unaudited Pro Forma Consolidated Financial Statements

Report of Independent Auditors

To the Partners

New England Realty Association Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Captain Parker Arms, (the “Property”), for the year ended December 31, 2014, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses as described in Note 2, for the year ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2, the accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of New England Realty Association Limited Partnership and are not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified in this respect.

/s/ Miller Wachman LLP

Boston, Massachusetts

November 30, 2015

Captain Parker Arms

Statement of Revenue and Certain Expenses

	Period January 1, 2015 through
	September 18, 2015	Year Ended
	(unaudited)	December 31, 2014
Revenues
Rental income	$1,675,540	$2,279,782
Laundry and sundry income	18,087	37,356
	1,693,627	2,317,138
Expenses
Administrative	102,005	121,025
Management fee	63,803	86,878
Operating	182,387	231,367
Renting	18,299	23,577
Repairs and Maintenance	295,350	267,045
Taxes and Insurance	181,560	238,342
Total certain expenses	843,404	968,234
Revenue in excess of certain expenses	$850,223	$1,348,904

See Notes to the Statement of Revenue and Certain Expenses

Captain Parker Arms

Notes to Statement of Revenue and Certain Expenses

Year ended December 31, 2014

And for the period January 1, 2015 through September 18, 2015 (the date of acquisition) (unaudited)

1.  Organization

On August 27, 2015, the Residences at Captain Parker, LLC (“Captain Parker”), a Massachusetts limited liability company whose manager is New Real, Inc. (“New Real”), the general partner of New England Realty Associates Limited Partnership (the “Partnership”) entered into a purchase and sale agreement (the “Purchase Agreement”) with Avalon II Massachusetts Value I, L.P., a Delaware limited partnership (the “Seller”) to acquire Captain Parker Arms, a 94 unit apartment complex located at 7 Captain Parker Arms, Lexington, Massachusetts (the “Property”), for a purchase price of $31.6 million. Captain Parker’s sole member is New England Realty Associates Limited Partnership.

On September 18, 2015, the Partnership closed on the Purchase and Sale contract and acquired the property. The Partnership borrowed $25,000,000 from its outstanding line of credit with KeyBank, N.A. and the balance from the Partnership’s cash reserves to purchase the property.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statement of revenue and certain expenses of Captain Parker Arms (the “statement”) has been prepared in accordance with the rules of Regulation S-X of the Securities and Exchange Commission for inclusion in the Partnership’s Current Report on Form 8-K/A. Accordingly, the statement of revenue and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future property operations.

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenue and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized monthly over the terms of the lease. Leases are generally for a one-year term. No single tenant accounted for more than 5% of the Property’s revenue in the year ended December 31, 2014, or the period January 1, 2015 through September 18, 2015.

Laundry and other income is recognized when the related services are utilized by the tenants.

Unaudited Interim Information

The statement of revenue and certain expenses for the period January 1, 2015 through September 18, 2015 (the date of acquisition) is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period.  All such adjustments are of a normal recurring nature.  The results of operations for the period are not necessarily indicative of the Property’s future results of operations.

3.  Income Taxes

Captain Parker Arms is organized as a limited liability company and is not directly subject to income taxes.

4.  Subsequent Events

Captain Parker evaluated subsequent events through November 30, 2015, the date the statement was available to be issued.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated balance sheet as of September 30, 2015 is not required to be presented as the acquisition occurred on September 18, 2015, and, accordingly, is included in the consolidated balance sheet of the Partnership’s Form 10-Q for September 30, 2015, filed on November 6, 2015. The unaudited pro forma consolidated income statements for the nine months ended September 30, 2015, and for the year ended December 31, 2014, which reflects amounts prior to the acquisition date that are based on the historical operations under the previous Property’s ownership, and are presented as if the acquisition and financings were effective January 1, 2014.

The pro forma information is based on the historical financial statements of NERA and Captain Parker Arms and gives effect to the transactions, assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements. In addition, these unaudited pro forma financial statements do not purport to project the future financial position or operating results of the entities.

The pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisition and financing had occurred as assumed. They should be read in conjunction with the historical financial statements of NERA, included in its Form 10-K for the year ended December 31, 2014, its Form 10-Q for the three, six and nine months ended March 31, June 30, and September 30, 2015, and the historical operating summary of Captain Parker Arms elsewhere herein.

As previously mentioned, on August 27, 2015, the Residences at Captain Parker, LLC (“Captain Parker”), a Massachusetts limited liability company whose manager is New Real , Inc. (“New Real”), the general partner of New England Realty Associates Limited Partnership (the “Partnership”) entered into a purchase and sale agreement (the “Purchase Agreement”) with Avalon II Massachusetts Value I, L.P., a Delaware limited partnership (the “Seller”) to acquire Captain Parker Arms, a 94 unit apartment complex located at 7 Captain Parker Arms, Lexington, Massachusetts (the “Property”), for a purchase price of $31.6 million.  Captain Parker’s sole member is New England Realty Associates Limited Partnership.

On September 18, 2015, the Partnership closed on the Purchase and Sale contract and acquired the property. The Partnership borrowed $25,000,000 from its outstanding line of credit with KeyBank, N.A. and the balance from the Partnership’s cash reserves to purchase the property.

The partnership’s management considered many factors in assessing the acquisition of the Captain Parker property. These factors included the level of rental income of the property, the availability of rental units and Captain Parker’s competitors in the Lexington market place and its occupancy level. Management also considered potential changes in expenses due to economies of scale expected to be obtained via Captain Parker’s proximity to another property of the Partnership; expense reductions expected from planned changes in the heating and electrical systems; potential increase in real estate taxes as well as other matters.

The Partnership does not have a material relationship or significant business activities with the seller of the property and the acquisition is not an affiliated transaction.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical information give effect to events that are directly attributable to the acquisition of the property and are factually supportable. The unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Regulation S-X.

The unaudited Pro Forma Consolidated Financial Statements set forth below are not facts and there can be no assurance that the Partnership’s results would not have differed significantly from those set forth below if the acquisition had actually occurred on January 1, 2014. Accordingly, the unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of what our actual financial position and results of operations would have been had the acquisition of the property occurred on the dates indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Partnership makes no representations regarding the information set forth below or its ultimate performance compare to it. The unaudited Pro Forma Consolidated Financial Statements exclude any non-recurring charges or credits directly attributable to the acquisition.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Nine Months Ended September 30, 2015

		Pro Forma
		Historic			Consolidated
	Historic NERA(a)	Captain Parker (b)	Adjustments		Totals
Revenues
Rental income	$33,037,761	$1,675,540	$—		$34,713,301
Laundry and sundry income	309,151	18,087	—		327,238
	33,346,912	1,693,627	—		35,040,539
Expenses
Administrative	1,528,710	102,005	—		1,630,715
Depreciation and amortization	7,656,072	—	1,246,527	(d)	8,902,599
Management fee	1,369,597	63,803	4,342	(c)	1,437,742
Operating	3,798,050	182,387	—		3,980,437
Renting	421,181	18,299	—		439,480
Repairs and maintenance	5,176,219	295,350	—		5,471,569
Taxes and insurance	4,171,930	181,560	85,000	(e)	4,438,490
	24,121,759	843,404	1,335,869		26,301,032
Income Before Other Income ( Expense)	9,225,153	850,223	(1,335,869)		8,739,507
Other Income (Expense)
Interest income	1,393	—	—		1,393
Interest expense	(7,171,395)	—	(686,198)	(f)	(7,857,593)
Income from investments in unconsolidated joint ventures	524,710	—	—		524,710
	(6,645,292)	—	(686,198)		(7,331,490)
Net Income	$2,579,861	$850,223	$(2,022,067)		$1,408,017

Income per Unit
Net Income per Unit	$20.37				$11.12
Weighted Average Number of Units Outstanding	126,636				126,636

A.            ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015:

(a)                   Derived from the Partnership’s unaudited financial statements for the nine months ended September 30, 2015, inclusive of the acquisition of Captain Parker Arms from September 18, 2015 ( the date of acquisition).

(b)                   Reflects revenues and certain expenses as reported by Captain Parker Arms for the period January 1, 2015 through September 18, 2015.

(c)                    Reflects increase in the management fee from 3.75% to 4.0%.

(d)                   Reflects depreciation expense for the period January 1, 2015 through September 18, 2015 (the date of acquisition) for Captain Parker Arms by using various estimated useful lives for fixed assets categories (27.5 year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period.  From the purchase price of $31,600,000, the Partnership allocated approximately $26,544,000 to the building and improvements, approximately $474,000 to in-place leases, approximately $31,000 to tenant relationships and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 24 months respectively. The value of in-place leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2014.

(e)                    Reflects adjustment for estimated changes in real estate taxes.

(f)                     Represents interest expense on $25,000,000 debt incurred to purchase the property at an interest rate of 3.875%, (the current rate of interest on the line of credit) for the period January 1, 2015 through September 18, 2015 ( the date of acquisition). Future changes in the interest rate and /or the amount of debt incurred will result in a change in the interest expense.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Year Ended December 31, 2014

		Pro Forma
		Historic			Consolidated
	Historic NERA(a)	Captain Parker (b)	Adjustments		Totals
Revenues
Rental income	$42,205,644	$2,279,782	$—		$44,485,426
Laundry and sundry income	426,675	37,356	—		464,031
	42,632,319	2,317,138	—		44,949,457
Expenses
Administrative	2,206,483	121,025	—		2,327,508
Depreciation and amortization	10,551,527	—	2,233,572	(d)	12,785,099
Management fee	1,744,849	86,878	5,775	(c)	1,837,502
Operating	4,668,196	231,367	—		4,899,563
Renting	430,949	23,577	—		454,526
Repairs and maintenance	6,608,290	267,045	—		6,875,335
Taxes and insurance	5,519,432	238,342	120,000	(e)	5,877,774
	31,729,726	968,234	2,359,347		35,057,307
Income Before Other Income ( Expense)	10,902,593	1,348,904	(2,359,347)		9,892,150
Other Income (Expense)
Interest income	754	—	—		754
Interest expense	(9,553,200)	—	(968,750)	(f)	(10,521,950)
(Loss) from investments in unconsolidated joint ventures	(325,297)	—	—		(325,297)
	(9,877,743)	—	(968,750)		(10,846,493)
Net Income (Loss)	$1,024,850	$1,348,904	$(3,328,097)		$(954,343)

Income (Loss) per Unit
Net Income (Loss) per Unit	$7.96				$(7.41)
Weighted Average Number of Units Outstanding	128,735				128,735

B.  ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2014:

(a)                   Derived from the Partnership’s audited financial statements for the year ended December 31, 2014.

(b)                   Reflects revenues and certain expenses as reported by Captain Parker Arms for the year ended December 31, 2014.

(c)                    Reflects an expected increase in the management fee from 3.75% to 4.0%.

(d)                   Reflects depreciation expense for the period January 1, 2015 through September 18, 2015 (the date of acquisition) for Captain Parker Arms by using various estimated useful lives for fixed assets categories (27.5  year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period.  From the purchase price of $31,600,000, the Partnership allocated approximately $26,544,000 to the building and improvements, approximately $474,000 to in-place leases, approximately $31,000 to tenant relationships and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 24 months respectively. The in-place leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2014.

(e)                    Reflects adjustment for estimated changes in real estate taxes.

(f)                     Represents interest expense on $25,000,000 debt incurred to purchase the property at an interest rate of 3.875%, (the current rate of interest on the line of credit) for the year ended December 31, 2014. Future changes in the interest rate and /or the amount of debt incurred will result in a change in the interest expense.

C.                      NERA PRO FORMA TAXABLE INCOME

The pro forma acquisition of Captain Parker Arms would result in approximately $1,500,000 reduction in the pro forma taxable income of NERA for the most recent available year ended December 31, 2014, or $11.65 per unit or $0.39 per receipt.

D.                      NERA PRO FORMA CASH AVAILABLE BY OPERATIONS

The pro forma acquisition of Captain Parker Arms would result in an increase in pro forma cash available by operations of approximately $250,000 or $1.94 per unit or $0.06 per receipt for the most recent available twelve month period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
(Registrant)

By:	NEWREAL, INC., ITS GENERAL PARTNER
(Functional Equivalent of Chief Executive
Officer and Principal Financial Officer)

By:	/s/ RONALD BROWN
Ronald Brown, President